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               ALLENERGY MARKETING COMPANY, L.L.C.

      AMENDMENT NO. 1 TO LIMITED LIABILITY COMPANY AGREEMENT


     AMENDMENT NO. 1 TO LIMITED LIABILITY COMPANY AGREEMENT dated as of December 3, 1997, by and among AllEnergy Marketing Company, Inc., a Massachusetts corporation (hereinafter called the "Assignor"), NEES Energy, Inc., a Massachusetts corporation ("NEI") and NEES Global Transmission, Inc., a Massachusetts corporation ("Global" and, together with NEI, the "Assignees").

     WHEREAS, the Assignor has agreed to assign and convey all of its interest (the "Interest") in AllEnergy Marketing Company, L.L.C., a limited liability company organized under the laws of the Commonwealth of Massachusetts (hereinafter called the "LLC"), to the Assignees in accordance with the provisions of a Purchase and Sale Agreement of even date herewith; and

     WHEREAS, the Assignor holds its interest in the LLC pursuant to the terms of the Limited Liability Company Agreement dated as of September 18, 1996 (hereinafter called the "LLC Agreement"), by and between the Assignor and NEI; and

     WHEREAS, the parties hereto wish to amend the LLC Agreement to reflect the assignment of the Interest by the Assignor to the Assignees and the admission of Global as a Member of the LLC (as defined in the LLC Agreement).

     NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the Assignor and the Assignees agree as follows:

     1. WITHDRAWAL OF ASSIGNOR AND ADMISSION OF GLOBAL AS A MEMBER OF THE LLC. Immediately upon the assignment of the Interest to the Assignees, AMCI shall cease to be a Member of the LLC and Global shall become a Member of the LLC for all purposes.

     2.   AMENDMENTS TO THE LLC AGREEMENT.

          2.1 Section 2.7 of the LLC Agreement is hereby amended by striking "L. William Law, Jr." from the first sentence and replacing it with "Kirk L. Ramsauer."

          2.2 Section 3.1 of the LLC Agreement is hereby amended by deleting the section in its entirety and replacing it with the following:

               "3.1   MEMBERS.  The members of the Company are NEI and
               Global."

          2.3 Section 3.3 of the LLC Agreement is hereby amended by deleting the section in its entirety and replacing it with the following:

               "3.3   PERCENTAGE INTERESTS.  The percentage interests of
               each Member in the profits of the Company (each a "Percentage Interest") shall initially be as follows:

                    NEI             99%
                    Global           1%

               The Percentage Interests of the Members shall be subject to adjustment as provided in Section 3.6 and 3.7.4."

          2.4 Section 5.14 of the LLC Agreement is hereby amended by deleting the reference to "L. William Law, Jr." as Secretary and replacing it with Kirk L. Ramsauer.

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          2.5  Section 9.4 of the LLC Agreement is hereby amended by deleting the reference to "Eastern."

          2.6 Section 9.8 of the LLC Agreement is hereby amended by deleting the section in its entirety.

          2.7 Section 16.4 of the LLC Agreement is hereby amended by deleting clause (a) of the last sentence and replacing it with the following:

               "(a) if to Global, at 25 Research Drive, Westborough, Massachusetts 01582."

          2.8 The signature page of the LLC Agreement is hereby amended by striking "ALLENERGY MARKETING COMPANY, INC." and replacing it with "NEES GLOBAL TRANSMISSION, INC."

          2.9 The definition of "Required Members" is hereby amended to read as follows:

               "Required Members" means NEI and Global.

     3. RATIFICATION. Except for the foregoing amendments, all of terms and conditions of the LLC Agreement are hereby ratified, confirmed and approved in all respects.

     4. CHOICE OF LAW. This Amendment shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as a sealed instrument as of the date first above written.

                                   ASSIGNOR:

                                   AllEnergy Marketing Company, Inc.

                                      s/ Walter J. Flaherty
                                   By:
                                        Name:  Walter J. Flaherty
                                        Title: Vice President


                                   ASSIGNEES:

                                   NEES Energy, Inc.

                                      s/ Alfred D. Houston
                                   By:
                                        Name:  Alfred D. Houston
                                        Title: Vice President


                                   NEES Global Transmission, Inc.

                                      s/ John G. Cochrane
                                   By:
                                        Name:  John G. Cochrane
                                        Title: Treasurer